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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: February 5, 2003
                        (Date of earliest event reported)


                            eResearchTechnology, Inc.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                       0-29100                22-3264604
----------------------------          -------------        ------------------
(State or other jurisdiction          (Commission           (I.R.S. Employer
    of incorporation)                 File Number)         Identification No.)


    30 South 17th Street, Philadelphia, PA                       19103
    -----------------------------------------             ------------------
    (Address of principal executive offices)                  (Zip Code)




                                  215-972-0420
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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Item 5.    OTHER EVENTS

On February 5, 2003, eResearchTechnology, Inc. issued a press release reporting its results of operations for the quarter and year ended December 31, 2002 and providing financial guidance for fiscal 2003. A copy of that press release is filed herewith as Exhibit 99.1 and incorporated by reference herein.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)  Exhibits

               99.1  Press Release dated February 5, 2003 of
                     eResearchTechnology, Inc.




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             eResearchTechnology, Inc.
                                            (Registrant)


Date: February 5, 2003                       By:  /s/   Bruce Johnson
                                             ----------------------------------
                                             Bruce Johnson
                                             Chief Financial Officer


                                 EXHIBIT INDEX

Exhibit No.       Exhibit
-----------       -------
99.1              Press Release dated February 5, 2003 of
                  eResearchTechnology, Inc.